UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22387

Salient Alternative Strategies Master Fund

(Exact name of registrant as specified in charter)

4265 SAN FELIPE, 8TH FLOOR, HOUSTON, TX 77027

(Address of principal executive offices) (Zip code)

John A. Blaisdell Salient Alternative Strategies Master Fund 4265 San Felipe, 8th Floor Houston, TX 77027 (Name and address of agent for service)	With a copy to: George J. Zornada K & L Gates LLP State Street Financial Center One Lincoln St. Boston, MA 02111-2950 (617) 261-3231

Registrant’s telephone number, including area code: 713-993-4675

Date of fiscal year end: 12/31/14

Date of reporting period: 03/31/14

Item 1.	Schedule of Investments.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Consolidated Schedule of Investments

March 31, 2014

(Unaudited)

	Shares/ Principal Amount*	Fair Value	% of Net Assets
Investments in Investment Funds
Passive Foreign Investment Companies
Event Driven (0.13% of Net Assets)
King Street Capital, Ltd. (British Virgin Islands) (1)	486	$55,668

Total Event Driven		55,668

Top Down Alpha (46.51% of Net Assets)
Global Macro
Blueshift Energy Offshore Fund, Ltd. (Cayman Islands) (1)(2)(3)	6,000	7,118,968
BTG Pactual Global Emerging Markets, Ltd. (Cayman Islands)	728	1,777,130
Cumulus Energy Fund (Cayman Islands)	3,762	2,587,838
D.E. Shaw Heliant International Fund, L.P. (Bermuda) (1)		2,617,165
Kepos Alpha Fund, Ltd. (United States)	3,308	2,879,777
MKP Opportunity Offshore, Ltd. (Cayman Islands)	4,289	1,266,947
Roaring Fork Offshore Fund, Ltd. (United States) (2)	1,000	944,014

Total Top Down Alpha		19,191,839

Bottom Up Alpha (25.61% of Net Assets)
Alphabet Offshore Fund, Ltd. (Cayman Islands)	920	1,156,893
AQR Delta Offshore Fund, L.P. (Cayman Islands)		1,323,822
Blue Mountain Credit Alternatives Fund, Ltd. (Cayman Islands)	23,518	2,400,057
D.E. Shaw Composite International Fund (Bermuda)		44,034
Hudson Bay Overseas Fund, Ltd. (United States)	705	1,679,353
Millennium International, Ltd. (Cayman Islands) (1)	1,307	2,034,231
Overseas CAP Partners, Inc. (Cayman Islands)	7	61,324
Saba Capital Offshore Fund, Ltd. (Cayman Islands)	1,430	1,397,655
Waterstone Market Neutral Offshore Fund, Ltd. (Cayman Islands)	2,303	465,810

Total Bottom Up Alpha		10,563,179

Total Investments in Investment Funds Cost ($26,807,657)		29,810,686	72.25%

Investments in Securities
Registered Investment Companies
United States
Closed End Mutual Funds (12.61% of Net Assets)
Tactical Credit
Apollo Tactical Income Fund, Inc. (1)	63,993	1,141,635
Ares Dynamic Credit Allocation Fund (1)	62,884	1,139,458
BlackRock Debt Strategies Fund, Inc. (1)	312,500	1,281,251
Neuberger Berman High Yield Strategies Fund, Inc. (1)	37,936	516,688
Nexpoint Credit Strategies Fund (1)	101,515	1,123,771

Total Tactical Credit		5,202,803

Total Closed End Mutual Funds		5,202,803

Exchange Traded Funds (0.89% of Net Assets)
Tactical Credit
Wisdom Tree Emerging Markets Local Debt Fund (1)	7,968	365,492

Total Tactical Credit		365,492

Total Exchange Traded Funds		365,492

Money Market Funds (16.21% of Net Assets)

See accompanying notes to Consolidated Schedule of Investments.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Consolidated Schedule of Investments, continued

March 31, 2014

(Unaudited)

	Shares/ Principal Amount*	Fair Value	% of Net Assets
Registered Investment Companies (continued)
United States (continued)
JPMorgan 100% U.S. Treasury Securities Money Market Fund, 0.00% (1)(4)	6,688,757	$6,688,757

Total Money Market Funds		6,688,757

Total United States		12,257,052

Total Registered Investment Companies		12,257,052

Asset-Backed Securities (1.95% of Net Assets)
United States
Senior Debt
Highland Park CDO, Ltd., 0.56%, 11/25/51 (1)(4)(5)	885,505	805,810

Total Senior Debt		805,810

Total United States		805,810

Total Asset-Backed Securities		805,810

Sovereign Bond (2.52% of Net Assets)
Mexico
Republic of Mexico, 6.50%, 06/10/21 (1)(6)	12,950,000	1,039,545

Total Mexico		1,039,545

Total Sovereign Bond		1,039,545

Total Investments in Securities (Cost $13,634,938)		14,102,407	34.18%

Total Investments (Cost $40,442,595)		$43,913,093	106.43%

All Investment Funds and securities are non-income producing unless noted otherwise.

Investments are pledged as collateral to secure borrowings under the line of credit agreement.

*	Shares and principal amounts are listed for each investment as applicable for that investment type.
(1)	Income producing security.
(2)	Affiliated Investment (See Note 4).
(3)	This investment is held by Salient Alternative Strategies Offshore Fund, Ltd. (the “Subsidiary”).
(4)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2014.
(5)	Security has been fair valued in good faith using fair value procedures approved by the Board of Trustee and represents 2.0% of net assets. See Note 2 for further information.
(6)	The principal amount is disclosed in local currency and fair value is disclosed in U.S. Dollars.

See accompanying notes to Consolidated Schedule of Investments.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Consolidated Schedule of Investments, continued

March 31, 2014

(Unaudited)

Total Return Swap Agreements:

Underlying Instrument	Counterparty	Maturity Date	Notional Amount at Value	Unrealized Gain (Loss)
GS X-Asset Volatility Carry Series 1 Excess Return Strategy	Goldman Sachs International	1/7/15	$11,980,705	$118,342
Lyxor Swap (a)	Societe Generale	8/19/16	8,273,715	—
Salient DB Index (a)(b)	Deutsche Bank AG	12/18/17	1,000	—

			$20,255,420	$118,342

(a)	These investments are held by Salient Alternative Strategies Offshore Fund, Ltd. (the “Subsidiary”).
(b)

This is a proprietary index linked to the performance of certain transactions, primarily over the counter foreign exchange and currency option transactions, undertaken by a number of segregated portfolios.

Interest Rate Swap Agreements:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Expiration Date	Counterparty	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Pay	3-Month U.S. Dollar LIBOR BBA	2.34%	7/29/17	Goldman Sachs International	$80,000,000	$72,789	$72,789

						$72,789	$72,789

See accompanying notes to Consolidated Schedule of Investments.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Schedule of Investments

March 31, 2014

(Unaudited)

(1) ORGANIZATION

Salient Alternative Strategies Master Fund (the “Master Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), commenced operations on February 1, 2010, as a non-diversified, closed-end management investment company. The Master Fund is the master fund in a master-feeder structure in which there are currently two feeder funds. The Master Fund has authorized an unlimited number of common shares of beneficial interest (“Common Shares”) and has issued 45,185 Common Shares, which may be issued in more than one class or series.

The Master Fund’s investment objective is to generate returns that are marked by relatively moderate volatility as measured by annualized standard deviation and relatively low correlation to equity and other “risk” markets. The Master Fund pursues its investment objective by investing its assets across a variety of investment funds (the “Investment Funds”), individual securities, swaps, futures and/or other derivatives. The Investment Funds are managed by a carefully selected group of investment managers identified by the Adviser, as hereinafter defined. The various styles and strategies employed by the Investment Funds and supplemented by the Master Fund’s direct investments serve to achieve a portfolio that is broadly allocated.

The board of trustees (each member thereof a “Trustee” and collectively the “Board”) is authorized to engage an investment adviser, and pursuant to an investment management agreement (the “Investment Management Agreement”), it has selected Salient Advisors, L.P. (the “Adviser”) to manage the Master Fund’s portfolio and operations. The Adviser is a Texas limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is registered with the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool operator and commodity trading advisor, and is a member of the National Futures Association. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Master Fund’s investment program subject to the ultimate supervision of the Board.

The Master Fund may invest up to 25% of its total assets in Salient Alternative Strategies Offshore Fund, Ltd. (the “Subsidiary”). The Subsidiary, which is wholly-owned by the Master Fund, and therefore consolidated in the Master Fund’s consolidated financial statements, is organized under the laws of the Cayman Islands. The Subsidiary was formed on June 12, 2012, and has been consolidated since its formation. The Master Fund invests in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax law requirements applicable to regulated investment companies (“RIC”). Where the context requires, the “Master Fund” includes both the Master Fund and the Subsidiary.

Under the Master Fund’s organizational documents, the Master Fund’s Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In the normal course of business, the Master Fund enters into contracts with service providers, which also provide for indemnifications by the Master Fund. The Master Fund’s maximum exposure under these arrangements is unknown as this would involve any future potential claims that may be made against the Master Fund. However, based on experience, management expects that risk of loss to be remote.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Master Fund conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The accompanying Consolidated Schedule of Investments includes the investments of the Master Fund and the Subsidiary on a consolidated basis. All intercompany accounts and transactions have been eliminated in consolidation.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Schedule of Investments, continued

March 31, 2014

(Unaudited)

(b) CASH EQUIVALENTS

The Master Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) PORTFOLIO SECURITIES TRANSACTIONS

The Master Fund records investment transactions on a trade-date basis.

Investments that are held by the Master Fund are marked to fair value at the date of the Consolidated Schedule of Investments.

(d) INVESTMENT VALUATION

The valuation of the Master Fund’s investments is determined as of the close of business at the end of each reporting period, generally monthly. The valuation of the Master Fund’s investments is calculated by Citi Fund Services Ohio, Inc., the Master Fund’s independent administrator (the “Administrator”).

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Master Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser of such valuation policies.

The Board has authorized the Adviser to establish a valuation committee of the Adviser (the “Adviser Valuation Committee”). The function of the Adviser Valuation Committee, subject to the oversight of the Board Valuation Committee and the Board, is generally to review valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by the Adviser or the Administrator.

The Master Fund is not able to obtain complete underlying investment holding details on each of the Investment Funds in order to determine if the Master Fund’s proportional, aggregated, indirect share of any investments held by the Investment Funds exceeds 5% of net assets of the Master Fund as of March 31, 2014.

Investments currently held by the Master Fund are valued as follows:

•

INVESTMENT FUNDS—Investments in Investment Funds are carried at fair value, using the net asset value (the “NAV”) as a practical expedient, as provided to the Administrator by the investment managers of such Investment Funds or the administrators of such Investment Funds. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds. Prior to investing in any Investment Fund, the Adviser Valuation Committee, as part of the due diligence process, conducts a review of the valuation methodologies employed by the Investment Fund to determine whether such methods are appropriate for the asset types. All of the Master Fund’s valuations utilize financial information supplied by each Investment Fund and are net of management and estimated performance incentive fees or allocations payable to the Investment Funds’ managers pursuant to the Investment Funds’ agreements. Generally, Investment Funds in which the Master Fund invests will use market value when available, and otherwise will use principles of fair value applied in good faith. The Adviser Valuation Committee will consider whether it is appropriate, in light of the relevant circumstances, to value shares at NAV as reported by an Investment Fund for valuation purposes, or whether to adjust such reported value to reflect an adjusted fair value. Because of the inherent uncertainty of valuation, fair value may differ significantly from the value that would have been used had readily available markets for the investments in Investment Funds existed. The Master Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda of such Investment Funds. Investment Funds are typically categorized as Level 2 or Level 3 in the fair value hierarchy based upon liquidity.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Schedule of Investments, continued

March 31, 2014

(Unaudited)

•

SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Master Fund values these securities at their last sales price on the exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Master Fund uses the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be valued at the mean between the closing bid and ask prices on the valuation date. In these situations, valuations are typically categorized as Level 1 in the fair value hierarchy. Securities traded on a foreign securities exchange will generally be valued at their closing prices on the exchange where such securities are primarily traded, and translated into U.S. dollars at the current exchange rate. If an event occurred between the close of the foreign exchange and the valuation date of the Master Fund’s NAV that would materially affect the value of the security and the NAV of the Master Fund, the value of such security and the NAV of the Master Fund will be adjusted to reflect the change in the estimated value of the security. Such fair valued securities are typically categorized as Level 2 in the fair value hierarchy, based upon the inputs used to value the securities.

•

DERIVATIVES—Exchange traded futures contracts are valued using quoted final settlement prices from the national exchange on which they are principally traded and are typically categorized as Level 1 in the fair value hierarchy. If no such price is reported by such exchange on the valuation date, the Adviser Valuation Committee in conjunction with the Administrator will determine the fair value in good faith using information that is available at such time. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the inputs used to value the investments.

Options that are listed on a securities exchange are generally valued at the closing bid and ask prices for options held long and short, respectively on the valuation date and are typically categorized as Level 1 in the fair value hierarchy. If no such bid or ask price is reported, the positions are valued at the last sales price on the valuation date. If no such sales price is reported by such exchange on the valuation date, the Adviser Valuation Committee in conjunction with the Administrator will determine the fair value of such investments in good faith using information that is available at such time. Such fair valued options are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Non exchange-traded derivatives, such as swap agreements are valued based on procedures approved by the Board and are typically categorized as Level 2 in the fair value hierarchy. Interest rate and total return swaps are generally fair valued using evaluated quotes provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the swap agreement) on the valuation date.

•

OTHER—Investments in open-end registered investment companies (“RICs”) that do not trade on an exchange are valued at the end of day NAV per share and are categorized as Level 1 in the fair value hierarchy. Where no value is readily available from a RIC or other security, or where a value supplied by a RIC is deemed not to be indicative of the RIC’s value, the Adviser Valuation Committee and/or the Board Valuation Committee, in consultation with the Administrator or the Adviser, will determine, in good faith, the fair value of the RIC or other security. Such fair valued investments are typically categorized as Level 1 or Level 2 in the fair value hierarchy, based upon the inputs used to value the investments.

Fixed-income securities are valued according to prices as furnished by an independent pricing service or broker/dealer quotes and are typically categorized as Level 2 in the fair value hierarchy. Fixed-income securities maturing within a relatively short time frame may be valued at amortized cost, which approximates market value, and are typically categorized as Level 2 in the fair value hierarchy.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Schedule of Investments, continued

March 31, 2014

(Unaudited)

•

SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange shall be determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures pursuant to the fair valuation procedures approved by the Board. In each of these situations, valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

(e) FOREIGN CURRENCY

The accounting records of the Master Fund are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions.

(f) DERIVATIVE INSTRUMENTS

All open derivative positions at period-end are presented in the Master Fund’s Consolidated Schedule of Investments. In addition to the derivatives held by the Master Fund, the Investment Funds may have directly engaged in derivative transactions during the period. The following is a description of the derivative instruments that the Master Fund utilizes as part of an asset overlay strategy to create investment exposure consistent with the Master Fund’s investment objectives, including the primary underlying risk exposures related to each instrument type.

FUTURES CONTRACTS—The Master Fund invests in futures contracts to gain exposure to, or hedge against, changes in the value of equities, commodities, interest rates or foreign markets. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Master Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). In general, payments are made by the Master Fund to the broker if total equity falls below the initial margin when marked to the closing price at the end of each day. The underlying asset is not physically delivered. The Master Fund recognizes a gain or loss equal to the daily fluctuations in the value of the underlying asset. Should market conditions move unexpectedly, the Master Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves, to varying degrees, elements of market risk (generally equity price risk related to stock index or equity futures contracts, interest rate risk related to bond futures contracts, and commodity price risk related to commodity futures contracts) and exposure to loss. The face or contract amounts reflect the extent of the total exposure the Master Fund has in the particular classes of instruments. Among other risks, the use of futures contracts may cause the Master Fund to have imperfect correlation due to differences between movements in the price of the futures contracts and the market value of the underlying assets and the possibility of an illiquid market for a futures contract. With futures contracts, there is minimal counterparty risk to the Master Fund since the futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures against default.

SWAP AGREEMENTS—The Master Fund invests in swap agreements to replicate the performance of a particular Investment Fund or to adjust or hedge market or risk exposure. As of period end, the Master Fund is invested in interest rate and total return swaps. A total return swap agreement is a bilateral financial contract agreement where one party (the payer) agrees to pay the other (the receiver) the total return on a specified asset or index in exchange for a fixed or floating rate of return. A total return swap agreement allows the receiver or payer to derive the economic benefit of owning or having short exposure to an asset without owning or shorting the underlying asset directly. The receiver is entitled to the amount, if any, by which the notional amount of the total return swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any dividends or interest. The amounts to which each party is entitled are normally netted against each other at periodic settlement dates, resulting in a single amount that is either due to or from each party.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Schedule of Investments, continued

March 31, 2014

(Unaudited)

An interest rate swap involves the exchange of commitments to pay and receive interest based on a notional amount and is subject to interest rate risk exposure. If the other party to an interest rate swap defaults, the Master Fund’s risk of loss consists of the net amount of interest payments that the Master Fund is contractually entitled to receive.

Swap agreements do not involve the physical delivery of assets, thereby limiting the risk of loss to the Master Fund to the net amount of payments it is contractually obligated to make. The use of swap agreements involves, to varying degrees, elements of market risk, equity risk and counterparty risk. The Master Fund remains subject to credit risk with respect to the net amount expected to be received from the other party. The Master Fund considers the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk, and will not enter into any swap agreement unless the Adviser believes the counterparty to the transaction is creditworthy, or unless the swap agreement is centrally cleared. With uncleared swap agreements, the Master Fund bears the risk of loss of the amount expected to be received under the swap agreement if the counterparty fails to perform. The counterparty risk for cleared swap agreements is generally lower than for uncleared over-the-counter swap agreements as the clearing organization becomes substituted for each counterparty and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to a clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Master Fund. However, the Master Fund seeks to minimize this risk by generally requiring collateral, in the form of cash, to be held in a broker segregated account for swap agreements. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary securities transactions.

The following is a summary of the fair value of derivative instruments held directly by the Master Fund as of March 31, 2014. These derivatives are presented in the Consolidated Schedule of Investments.

Assets
Unrealized Gain on Swap Agreements
Equity Risk Exposure:
Swap Agreements	$118,342
Interest Rate Risk Exposure:
Swap Agreements	72,789

(g) CFTC REGULATION

The Master Fund is deemed to be a commodity pool under the Commodity Exchange Act, as amended (the “CEA”). In 2013, the CFTC adopted final regulations designed to harmonize the obligations of registered commodity pool operators (“CPOs”) for commodity pools that are also registered as investment companies under the 1940 Act (the “Harmonization Rules”). Under the Harmonization Rules, the CFTC generally will accept the SEC’s disclosure, reporting, and recordkeeping regime as “substituted compliance” for substantially all of the CFTC’s regulations as long as the CPO complies with applicable requirements under the SEC’s statutory and regulatory compliance regime to which it or the pool is already subject. The Adviser intends to operate the Master Fund in compliance with the CFTC’s Harmonization Rules.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Schedule of Investments, continued

March 31, 2014

(Unaudited)

(h) FEDERAL INCOME TAX INFORMATION

The Master Fund’s tax cost as of March 31, 2014 was $45,851,150, resulting in accumulated net unrealized depreciation of $1,938,057, consisting of $4,154,598 in gross unrealized appreciation and $6,092,655 in gross unrealized depreciation.

(i) USE OF ESTIMATES

The preparation of the Consolidated Schedule of Investments in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities in the Consolidated Schedule of Investments. Actual results could differ from those estimates and such differences may be significant.

(3) FAIR VALUE MEASUREMENTS

The Master Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The inputs used to determine the fair value of the Master Fund’s investments are summarized in the three broad levels listed below:

• Level 1 —	unadjusted quoted prices in active markets for identical investments

• Level 2 —	investments with other significant observable inputs or investments that can be fully redeemed at the NAV in the “near term”

• Level 3—

investments with significant unobservable inputs (which may include the Master Fund’s own assumptions in determining the fair value of investments) or investments that cannot be fully redeemed at the NAV in the “near term”; these are investments that generally have one or more of the following characteristics: gated redemptions, suspended redemptions, or lock-up periods greater than quarterly (or monthly for underlying investments where the Master Fund owns more than 25% of the Investment Fund’s total net assets)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The Master Fund establishes valuation processes and procedures to ensure that the valuation techniques for investments categorized within Level 3 of the fair value hierarchy are fair, consistent, and appropriate. The Adviser is responsible for developing the Master Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies. The Board Valuation Committee has authorized the Adviser to oversee the implementation of the Board approved valuation procedures by the Administrator. The Adviser Valuation Committee is comprised of various Master Fund personnel, which include members from the Master Fund’s portfolio management and operations groups. The Adviser Valuation Committee meets monthly or as needed, to determine the valuations of the Master Fund’s Level 3 investments. The valuations are required to be supported by market data, industry accepted third party valuation models, or other methods the Adviser Valuation Committee deems to be appropriate, including the use of internal proprietary valuation models.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Schedule of Investments, continued

March 31, 2014

(Unaudited)

The following is a summary categorization as of March 31, 2014, of the Master Fund’s investments based on the level of inputs utilized in determining the value of such investments:

	LEVEL 1	LEVEL 2		LEVEL 3	Total
			Other Financial			Other Financial
	Investments	Investments	Instruments^	Investments	Investments	Instruments^
Investment Funds
Passive Foreign Investment Companies
Event Driven	$—	$—	$—	$55,668	$55,668	$—
Top Down Alpha	—	8,511,692	—	10,680,147	19,191,839	—
Bottom Up Alpha	—	4,625,878	—	5,937,301	10,563,179	—
Investment Securities
Registered Investment Companies
Money Market Funds	6,688,757	—	—	—	6,688,757	—
Tactical Credit	5,568,295	—	—	—	5,568,295	—
Asset-Backed Securities	—	—	—	805,810	805,810	—
Sovereign Bonds	—	1,039,545	—	—	1,039,545	—
Derivative Instruments
Swap Agreements	—	—	191,131	—	—	191,131

Total	$12,257,052	$14,177,115	$191,131	$17,478,926	$43,913,093	$191,131

^

Other financial instruments include any derivative instruments not reflected in the Consolidated Schedule of Investments as investments, such as futures contracts and swap agreements. These financial instruments are generally recorded in the consolidated financial statements at the unrealized gain or loss on the financial instrument.

The categorization of investments amongst Levels 1 through 3 does not reflect the fact that many of the underlying investments held by the Investment Funds included in Level 3, if owned directly by the Master Fund, may be classified as Level 1 investments.

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurements for investments held as of March 31, 2014:

	Fair Value as of March 31, 2014	Valuation Technique	Liquidity of Investments	Unobservable Inputs	Range
Investments
Investment Funds *
Passive Foreign Investment Companies
Event Driven	$55,668	NAV as Practical Expedient	Non-redeemable	N/A	N/A
Top Down Alpha	10,680,147	NAV as Practical Expedient	Monthly or Greater	N/A	N/A
Bottom Up Alpha	5,937,301	NAV as Practical Expedient	Quarterly or Greater	N/A	N/A
Investment Securities **
Asset-Backed Securities	805,810	Discounted Cash Flow	N/A	Discount Rate	3.75 - 4.0%
				Default Rate	0%
				Weighted Average Life	3.3 years

Total Investments	$17,478,926

*

No adjustments were made to the NAVs provided by the investment manager or administrator of the Investment Funds. Adjustments to the practical expedient NAV may be made under certain circumstances including, but not limited to, the following: the practical expedient NAV received is not as of the Master Fund’s measurement date; it is probable that the Investment Fund will be sold at a value significantly different than the reported expedient NAV; it is determined by the Board Valuation Committee that the Investment Fund is not being valued at fair value by the Investment Fund manager.

**

The Master Fund’s asset-backed security is priced using a third party pricing service. Significant unobservable inputs used in the pricing model include the discount rate, the default rate, and the weighted average life. Increases (decreases) in discount rate, default rate, or weighted average life in isolation would result in a lower (higher) fair value measurement.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Schedule of Investments, continued

March 31, 2014

(Unaudited)

The Master Fund discloses transfers between levels based on valuations at the end of the reporting period. Transfers that occurred between Levels 2 and 3 during the period ended March 31, 2014, based on levels assigned to Investments on December 31, 2013, are included in the table below. The following is a reconciliation of Level 3 investments based on the inputs used to determine fair value:

	Investments
	Balance as of December 31, 2013	Transfers In*	Gross Purchases	Gross Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Balance as of March 31, 2014
Passive Foreign Investment Companies
Event Driven	$51,841	$—	$—	$(95)	$95	$3,827	$55,668
Top Down Alpha	9,720,000	—	1,000,000	(63,269)	63,269	(39,853)	10,680,147
Bottom Up Alpha	6,635,543	1,397,655	—	(2,248,797)	429,393	(276,493)	5,937,301
Investments in Securities
Asset-Backed Securities	789,797	—	—	(22,308)	9,122	29,199	805,810

Total Investments	$17,197,181	$1,397,655	$1,000,000	$(2,334,469)	$501,879	$(283,320)	$17,478,926

*	Transfers from Level 2 to Level 3 in the fair value hierarchy generally relate to changes in liquidity provisions of the Investment Funds.

The change in unrealized appreciation/depreciation from Level 3 investments held at March 31, 2014, is $(290,986).

The Master Fund is permitted to invest in alternative investments that may not have a readily determinable fair value. For an investment that does not have a readily determinable fair value, the Master Fund uses the NAV reported by the Investment Fund as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the reported NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV is adjusted to reflect any significant events that would materially affect the value of the investment and the NAV of the Master Fund as of the valuation date.

Certain Investment Funds in which the Master Fund invests have limitations on liquidity which may result in limitations on redemptions including, but not limited to, early redemption fees. The Investment Funds in which the Master Fund invests have withdrawal rights ranging from monthly to annually after a maximum of a one year lock-up period from the date of the initial investment or an additional investment. A listing of the investments held by the Master Fund and their attributes as of March 31, 2014, that may qualify for this valuation approach is shown in the table below.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Schedule of Investments, continued

March 31, 2014

(Unaudited)

Investment Category	Investment Strategy	Fair Value (in 000s)	Redemption Frequency *	Notice Period (in Days) *	Redemption Restrictions and Terms *
Event Driven (a)	Seek to profit from companies expecting to face major corporate events.	$56	N/A	N/A	Non-redeemable
Top Down Alpha (b)	Designed to deliver positive returns from investments that attempt to extract excess return from certain markets or sub-markets.	19,192	Monthly - Quarterly	≤ 90	None
Bottom Up Alpha (c)	Invest simultaneously in long and short positions across various asset classes.	10,563	Monthly - Quarterly	45-90	None

		$29,811

*

The information summarized in the table above represents the general terms for a majority of the investments in Investment Funds within the specified investment category. Individual Investment Funds may have terms that are different than the general terms indicated for the investment category as a whole. In addition, most Investment Funds have the flexibility, as provided for in their constituent documents, to modify and/or waive such terms.

(a)

This category includes Investment Funds that invest in securities of companies that are facing a major corporate event. Investments in this category include common and preferred equities as well as debt of companies where the managers expect certain events to occur including mergers, acquisitions, restructurings, spin-offs or significant litigation.

(b)

This category includes Investment Funds that utilize strategies that attempt to extract excess return from certain markets or sub-markets. Investments in this category may include futures contracts, domestic and foreign equity securities, and commodities. (c) This category includes Investment Funds that invest in an identified security or group of securities that are undervalued or overvalued relative to another security or security group. Investments under this category may include derivatives, commodities, fixed income securities, and long and short equity strategies.

The following is a summary of the fair value as percentage of net assets, and liquidity provisions for all investments in other Investment Funds constituting greater than 5% of net assets as of March 31, 2014:

Passive Foreign Investment Companies	Fair Value as % of Net Assets	Redemption Frequency	Redemption Restrictions and Terms
Blue Mountain Credit Alternatives Fund, Ltd.	5.82%	Quarterly	25% per Quarter
Blueshift Energy Offshore Fund, Ltd.	17.25%	Monthly	0-3 months; 2% early repurchase fee
Cumulus Energy Fund	6.27%	Monthly	None
D.E. Shaw Heliant International Fund, L.P.	6.34%	Monthly	8.33% per Month
Kepos Alpha Fund Ltd.	6.98%	Quarterly	None

(4) INVESTMENTS IN PORTFOLIO SECURITIES

(a) INVESTMENT FUND LIQUIDITY

Certain Investment Funds in which the Master Fund invests have restrictions on liquidity which may result in limitations or restrictions on redemptions including, but not limited to, early redemption fees. The Investment Funds in which the Master Fund invests have withdrawal rights ranging from monthly to annually after a maximum of a one year lock-up period from the date of the initial or additional investment. Investment Funds may, depending on the Investment Fund’s governing documents, have the ability to deny or delay a redemption request.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Schedule of Investments, continued

March 31, 2014

(Unaudited)

(b) AFFILIATED INVESTMENT FUNDS

At March 31, 2014, the Master Fund’s investments in certain Investment Funds were deemed to be investments in affiliated issuers under the 1940 Act, primarily because the Master Fund owns 5% or more of the Investment Funds’ total net assets. A listing of these affiliated Investment Funds (including activity during the period ended March 31, 2014) is shown below:

Security	Shares 12/31/2013	Shares 3/31/2014	Fair Value 12/31/2013	Cost of Purchases	Proceeds from Sales	Realized Gain (Loss) on Investments	Change in Unrealized Appreciation/ Depreciation	Fair Value 3/31/14	Interest/ Dividend Income
Blueshift Energy Offshore Fund, Ltd.	6,000	6,000	$6,910,447	$—	$—	$—	$208,521	$7,118,968	$—
Roaring Fork Offshore Fund, Ltd.	—	1,000	—	1,000,000	—	—	(55,986)	944,014	—

(5) FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Investment Funds in which the Master Fund invests may trade various derivative securities and other financial instruments, and may enter into various investment activities with off-balance sheet risk both as an investor and as a principal. The Master Fund’s risk of loss in these Investment Funds is limited to the value of its investment in such Investment Funds. In addition, by investing directly in derivative instruments, the Master Fund is subject to credit risk with respect to the net amount expected to be received from the other party. The Master Fund may be negatively impacted if the other party defaults or fails to perform its obligations under such agreement.

Item 2.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-Q is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s first fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Salient Alternative Strategies Master Fund

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer

Date: May 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer

Date: May 28, 2014

By (Signature and Title)	/s/ John E. Price
John E. Price
Principal Financial Officer

Date: May 28, 2014